SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement           Commission Only (as permitted
[ ]  Definitive Additional Materials      by Rule 14a-6(e)(2))

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      PetMed Express, Inc.
        ------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     [LOGO] 1-800-PetMeds

              PETMED EXPRESS, INC. PROXY STATEMENT
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON AUGUST 6, 2004


TO THE OWNERS OF COMMON STOCK
OF PETMED EXPRESS, INC.

    The Annual Meeting of Stockholders of PetMed Express, Inc. (the "Company") will be held on Friday, August 6, 2004, at 1:00 p.m. at the Company's principal place of business, 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. The purposes of the meeting are:

    1.   To elect six Directors,

    2. To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors of the Company to serve for the 2005 fiscal year, and

    3. To transact any other business as may properly come before the meeting.

    These items are described in this proxy statement.

    Only stockholders of record at the close of business on Tuesday, June 22, 2004, the record date, are entitled to notice of and to vote at the annual meeting. Each stockholder of record on the record date is entitled to one vote for each share of Common Stock held, except in regard to the election of directors, for which there will be cumulative voting as described under the heading "Election of Directors." On June 22, 2004, there were 22,054,890 shares of Common Stock issued and outstanding.

    A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, during normal business hours, at the Company's principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069. This list will also be available to stockholders at the annual meeting.

    I would like to extend a personal invitation for you to join us at our annual meeting. Your vote is important to us and to our business. I encourage you to sign and return your proxy card prior to the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend. If you attend, you may withdraw your proxy and vote in person.

    This   proxy  statement  and  our  2004   Annual   Report  to
Stockholders on Form 10-K are being distributed on or about  June
30, 2004.

                            By Order of the Board of Directors,


                            MENDERES AKDAG
                            Chief Executive Officer and Director

Pompano Beach, Florida
June 30, 2004

                        TABLE OF CONTENTS

                                                              Page

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING             1



ITEM 1 - ELECTION OF DIRECTORS                                 3

ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT            3
         AUDITORS

DIRECTORS AND EXECUTIVE OFFICERS                               3

BOARD GOVERNANCE AND OPERATIONS                                5

       Corporate Code of Business Conduct and Ethics           5
       Policy with Regard to the Consideration of Director
       Candidate Recommendations by our Stockholders           5
       Stockholder Communications with the Board               5
       Meetings of the Board of Directors                      5
       Committees of the Board of Directors                    6


REPORT OF AUDIT COMMITTEE                                      7

PRINCIPAL ACCOUNTANT FEES AND SERVICES                         8

       Pre-Approval Policy for Services of Independent         8
       Auditor
                                                              10
BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
MANAGEMENT

       Section 16(a) Beneficial Ownership Reporting           10
       Compliance
                                                              11
REPORT OF THE COMPENSATION COMMITTEE

EXECUTIVE COMPENSATION                                        12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                14

PERFORMANCE GRAPH                                             14

OTHER MATTERS                                                 15

APPENDIX A - CORPORATE CODE OF BUSINESS CONDUCT AND ETHICS    16

APPENDIX B - AUDIT COMMITTEE CHARTER                          18

APPENDIX C - COMPENSATION COMMITTEE CHARTER                   21

APPENDIX D - CORPORATE GOVERNANCE AND NOMINATING COMMITTEE    23
             CHARTER

                      QUESTIONS AND ANSWERS
                  ABOUT THE MEETING AND VOTING

What am I voting on?

  *  To elect six directors to our  Board of  Directors (Menderes
     Akdag,  Frank J. Formica, Gian Fulgoni, Ronald J. Korn, Marc
     A. Puleo, M.D., Robert C. Schweitzer).
  * To ratify the appointment of Goldstein Golub Kessler LLP as auditors.

What is a proxy?

  It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Bruce S. Rosenbloom, our Chief Financial Officer and Alison Berges, our General Counsel and Corporate Secretary, as proxies for the 2004 Annual Meeting of Stockholders.

How will my proxy vote my shares?

  Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy will vote "FOR" these items. Also, your proxy is authorized to vote on any other business that properly comes before the annual meeting in accordance with the recommendation of our Board of Directors.

Why did I receive this proxy statement?

  Our Board of Directors is soliciting your proxy to vote at the annual meeting because you were a stockholder of record at the close of business on June 22, 2004, the record date, and are entitled to vote at the meeting. This proxy statement and the 2004 Annual Report to Stockholders on Form 10-K, along with either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about June 30, 2004. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

  If your shares are registered directly in your name with our transfer agent, Florida Atlantic Stock Transfer, Inc., you are considered, with respect to those shares, the "stockholder of record." The proxy statement, annual report and proxy card have been sent directly to you by us.

  If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the "beneficial owner" of shares held in the "street name." The proxy statement and annual report have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

How do I vote?

  If your shares are held in the street name, through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.
Stockholders of record can vote as follows:

  * By Mail: Stockholders should sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided.
  * At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.

Who is entitled to vote and how many votes do they have?

  Holders of our common stock as of the close of business on June 22, 2004, the record date, are entitled to vote at the annual meeting. Each share of our Common Stock is entitled to one vote. As of the record date, 22,054,890 shares of our Common Stock were outstanding and entitled to vote at the annual meeting.

May I change my vote after I return my proxy card?

  Yes,  you  may change your vote at any time before your  shares are voted at the annual meeting by:

  *  Notifying  our  Corporate  Secretary, in writing  at  PetMed
     Express,  Inc.,  1441 S.W. 29th  Avenue,  Pompano  Beach, FL
     33069 that you are revoking your proxy;
  *  Executing and delivering a later dated proxy card; or
  *  Voting in person at the annual meeting.

  However, if you have shares held through a brokerage firm, bank or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.

What is a quorum of stockholders and what vote is required to approve each item?

  Shares representing the majority of the total outstanding votes present or represented by proxy constitute a quorum. If you vote or return a proxy card, your shares will be considered part of the quorum. The affirmative vote of a majority of votes cast is required to approve each item.

How are abstentions and broker non-votes counted?

  Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote. With respect to the election of directors, votes withheld will be treated as shares present for purposes of determining a quorum but are not counted as votes cast on any matter to which they relate.

Who will count the votes?

  A representative of The Altman Group, a company contracted by us to assist the Company in the tabulation of proxies, and our Corporate Secretary and General Counsel, Alison Berges, will tabulate the votes and act as inspector of election.

What happens if a nominee for director is unable to serve as a director?

  If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by our Board of Directors, unless our Board of Directors reduces the number of directors. Under the policies of our Board of Directors, directors are expected to attend regular board meetings, board committee meetings and our annual stockholders meeting.

How do I get an admission card to attend the annual meeting?

  If you are a stockholder of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting. If you own shares in the street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time or you want to attend the meeting but not vote in person, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in the street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

  You will also need to bring a photo ID to gain admission.

Who is soliciting my proxy and who pays the cost?

  PetMed Express, Inc. and the Board of Directors are soliciting your proxy. The cost of soliciting proxies will be borne by the Company. PetMed Express, Inc. will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

When are the stockholder proposals due for next year's annual meeting?

  Proposals that stockholders wish to be included in next year's Proxy Statement for the annual meeting to be held in 2005 must be received at the Company's principal place of business at 1441 S.W. 29th Avenue, Pompano Beach, FL 33069, addressed to the Corporate Secretary's attention, no later than March 15, 2005.

Can different stockholders sharing the same address receive only one Annual Report and Proxy Statement?

  Yes. The Securities and Exchange Commission permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more security holders sharing the same address by delivering only one proxy statement and annual report to that address. This process which is commonly referred to as "householding" can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or voting instruction card.

  Certain of our stockholders whose shares are held in the street name and who have consented to householding will receive only one set of our annual meeting materials per household this year. If your household received a single set of our annual meeting materials this year, you can request to receive additional copies of these materials by calling or writing your broker, bank or other nominee. If you own your shares in the street name, you can request householding by calling or writing your broker, bank or other nominee.


                 ITEM 1 - ELECTION OF DIRECTORS

  The Board of Directors unanimously recommends a vote "FOR" the election of the following directors:

  Menderes  Akdag,  Frank  J. Formica, Gian  Fulgoni,  Ronald  J.
Korn, Marc Puleo, M.D. and Robert C. Schweitzer.

  Our Board of Directors currently has six members, all of whom are standing for re-election at this year's annual meeting. If elected the directors will serve until the next annual meeting of stockholders or until the director is succeeded by another director who has been elected.

  Each of the nominated directors has agreed to serve if elected. However, if for some reason one or more of them is unable to accept nomination, or election, proxies will be voted for the election of a nominee(s) designated by our Board of Directors. Biographical information for each of the nominees is presented below.

    Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, six votes per share). A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as he or she wishes, either by so marking the ballot at the meeting or by specific voting instructions sent to the Company with a signed proxy. In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited.


  ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The   Board   of   Directors  recommends  a  vote   "FOR"   the
ratification of the appointment of Goldstein Golub Kessler LLP as independent auditors.

  The Audit Committee has appointed and approved Goldstein Golub Kessler LLP to audit our fiscal year 2005 consolidated financial statements. Representatives of the firm will be available at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

                 DIRECTORS AND EXECUTIVE OFFICERS

MENDERES AKDAG, age 43, was appointed Chief Executive Officer on March 16, 2001. Prior to joining PetMed Express, from November 2000 until March 2001, Mr. Akdag served as Chief Executive Officer of International Cosmetics Marketing Co. d/b/a Beverly
Sassoon & Co., a publicly held (PS:SASN) direct sales company distributing skin care and nutritional products. From May 1991 until August 2000, Mr. Akdag was employed by Lens Express, Inc., a direct sales company distributing replacement contact lenses, serving as its President from May 1996 until August 2000, Chief Executive Officer and a member of the Board of Directors from August 1992 until May 1996, and Chief Financial Officer and a member of the Board of Directors from May 1991 until August 1992. On December 14, 1998, Netel Inc., a corporation in which Mr. Akdag served as a member of the Board of Directors, filed a Petition for Chapter 11 bankruptcy in the United States Bankruptcy Court Southern District of Florida. The proceeding was styled IN RE: NETEL, INC., CASE NO.98-28929-BKC-PGH. On July 19, 1999, the Bankruptcy Court entered an Order Confirming an Amended Chapter 11 Plan. On December 21, 1999, the Bankruptcy Court entered a Final Decree, Discharge of Trustee, and closed the case. Mr. Akdag holds a Bachelor of Science degree in
Business  Administration  with  a  major  in  finance  from   the
University of Florida.

FRANK J. FORMICA, age 60, has served as a member of our Board of Directors since August 11, 2003. Mr. Formica has served as a legal consultant and expert in corporate securities and securities industry litigation and arbitration cases since 1999. From 1969 until 1999, Mr. Formica held various positions with the National Association of Securities Dealers ("NASD"), including Director of the NASD's Congressional and State Liaison Department, Director of the Corporate Finance Department, and Vice President and Deputy General Counsel. Mr. Formica received his Juris Doctor degree from the Washington College of Law at American University and an undergraduate degree from Ohio University. He is a member of the New York State Bar.

GIAN  FULGONI,  age 56, has served as a member of  our  Board  of
Directors since November 14, 2002. Mr. Fulgoni has been the Executive Chairman of ComScore Networks, Inc. since 1999. From 1981 until 1998, Mr. Fulgoni served as President and Chief Executive Officer of Information Resources, Inc. (NASDAQ: IRIC). He was a member of our Board of Directors from August 1999 through November 2000. Mr. Fulgoni served on the Board of Directors of Platinum Technology, Inc. from 1990 to 1999, U.S. Robotics, Inc. from 1991 to 1994, and Yesmail.com, Inc. in 1999. Educated in the United Kingdom, Mr. Fulgoni holds a Masters degree in Marketing from the University of Lancaster and a Bachelor of Science degree in Physics from the University of Manchester.

RONALD J. KORN, age 64, has served as a member of our Board of Directors since November 14, 2002. Mr. Korn has been the President of Ronald Korn Consulting, a business consulting firm, since 1991. He served as the Managing Partner of KPMG, LLP's Miami office from 1985 to 1991. Mr. Korn held various positions including Partner with KPMG, an international accounting firm, from 1961 until 1991. He has served as a Director, Chairman of the Audit Committee, and member of the Loan Committee of Horizon Bank, FSB since 1999. He has served as a Director and Chairman of the Audit Committee of Ocwen Financial Corporation (NYSE:OCN) and Ocwen Federal Bank since July 2003. Mr. Korn previously served as a Director and Chairman of the Audit Committee of Vacation Break U.S.A., Inc. and Magicworks Entertainment Corporation, a Director of TOUSA Homes, Inc. (formerly Engle Homes, Inc.), and Non-Executive Chairman of Carole Korn Interiors, Inc. Mr. Korn holds a Juris Doctor degree from the New York University Law School and a Bachelor of Science degree in Economics from the University of Pennsylvania, Wharton School.

MARC PULEO, M.D., age 41, has served as President and Chairman of our Board of Directors since our inception in January 1996. From January 1996 until March 2001, Dr. Puleo served as our Chief Executive Officer, and from January 1996 until May 2001, Dr.
Puleo served as our Treasurer. Dr. Puleo has also been the President of South Florida Anesthesia Professionals, an entity located in Fort Lauderdale, Florida, since founding that company in January 1996. Dr. Puleo was Vice President of Dynamic Press, Inc., an offset printing and direct marketing company, from June 1997 until June 1998. Dr. Puleo, an anesthesiologist, was employed with Anesthesia Professional Association, North Ridge Medical Center and North Ridge Outpatient Surgery Center from December 1994 through December 1995. Dr. Puleo was an anesthesia resident with the University of Illinois Hospitals and Clinics, the Michael Reese Hospital, the Westside Veteran's Administration Hospital, the University of Illinois Eye and Ear Infirmary, the Nathan Cummings Surgicenter, and the University of Illinois Pain Clinic, all located in the Chicago, Illinois area, from July 1991 through June 1994. Dr. Puleo received his medical degree from the University of Illinois College of Medicine, Chicago, Illinois.

ROBERT C. SCHWEITZER, age 56, has served as a member of our Board of Directors since November 14, 2002. Mr. Schweitzer was the Regional President of Union Planters Bank for Broward and Palm Beach County Florida markets from April 1999 to December 2002. Prior to joining Union Planters, Mr. Schweitzer served as the
Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank in Jacksonville, Florida from 1993 to 1999. Other positions held include Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C.; Senior Vice President and Manager of Central North America Real Estate for the First National Bank of Chicago, and Manager of Domestic Credit Process Review; and Senior Vice President and Manager of Central North American Banking for Wachovia Bank. Mr. Schweitzer holds a Masters degree in Business Administration from the University of North Carolina, and a Bachelor of Science degree from the United States Naval Academy.

BRUCE S. ROSENBLOOM, age 35, was appointed Chief Financial Officer on May 30, 2001. Mr. Rosenbloom served as the Manager of Finance and Financial Reporting of Cooker Restaurant Corporation, a publicly held (PS: CGRTQ) restaurant, in West Palm Beach, Florida, from December 2000 until May 2001. Mr. Rosenbloom's duties included all internal and external reporting including all SEC filings and Annual Reports to Shareholders. Mr. Rosenbloom was a senior audit accountant for Deloitte & Touche LLP, an international accounting firm, West Palm Beach, Florida, from January 1996 until December 2000. Mr. Rosenbloom was responsible for planning and conducting all aspects of audit engagements for clients in various industries, including direct marketing, healthcare, manufacturing, financial institutions, and professional service firms. From August of 1992 to May of 1995, Mr. Rosenbloom was an Account Executive for MCI Telecommunications. Mr. Rosenbloom, a certified public accountant, received a Bachelor of Science degree in Accounting from Florida Atlantic University, Boca Raton, Florida in 1996 and a Bachelor of Arts degree in Economics from the University of Texas, Austin, Texas in 1992.

                 BOARD GOVERNANCE AND OPERATIONS

    The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to stockholders through the stockholder election process. Our Board reviews and ratifies executive officer selection and compensation, and monitors overall corporate performance and the integrity of our financial controls. Our Board of Directors also oversees our strategic and business planning processes.

Corporate Code of Business Conduct and Ethics

    Our  Board  of  Directors  has adopted  a Corporate  Code  of
Business Conduct and Ethics, which is applicable to all directors, officers and employees, including our principal executive officer, and principal financial and accounting officer. A copy of this Code is attached hereto as Appendix A.

    Any  person  who  wishes  to receive a  copy of our Corporate
Code of Business Conduct and Ethics, without charge, can send a letter addressed to our General Counsel at PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Policy with Regard to the Consideration of Director Candidate
Recommendations by our Stockholders

    The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate's resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate's written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate's independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Committee in appropriately evaluating the candidate.

Stockholder Communications with the Board

    Stockholders who wish to communicate directly with our Board of Directors, or specified individual directors, may do so in writing to the Board of Directors or individual director in c/o Corporate Secretary and General Counsel, PetMed Express, Inc., 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

Meetings of the Board of Directors

    During  the fiscal  year  ended  March 31, 2004,  there  were four meetings of our Board of Directors, and the Board took action four times by written consent in lieu of a meeting. Each director attended all of the meetings of the Board and meetings held by committees on which he served. Members of the Board are required to attend the annual meeting of stockholders. A director who is unable to attend our annual meeting of stockholders is expected to notify the Chairman of the Board in advance of the meeting.

Committees of the Board of Directors

    Our Board of Directors maintains three standing committees, an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. All members of the committees are independent directors. The following table shows the present members of each committee, the number of committee meetings held during FY 2004 and the functions performed by each committee:

Committee                  Functions
---------                  ---------

Audit                      * Oversees the Company's systems of
Number of Meetings         internal controls regarding
during FY 2004: 8          finance, accounting and legal
Members:                   compliance
                           * Oversees the Company's auditing,
Ronald J. Korn*,           accounting and financial
Financial Expert           reporting processes generally
Robert C. Schweitzer       * Oversees the Company's financial
Gian Fulgoni               statements and other financial
                           information provided by the Company to
                           its stockholders, the  public and
                           others
                           * Oversees the Company's compliance
                           with legal and regulatory requirements
                           * Oversees the performance of the
                           Company's independent auditors
                           * The Audit Committee Charter is
                           attached hereto as Appendix B.

Compensation               * Establishes, in consultation with
Number of Meetings         senior management, the Company's
during FY 2004: 2          general compensation philosophy, and
Members:                   oversees development and
                           implementation of the compensation
Robert C. Schweitzer*      programs
Ronald J. Korn             * Reviews and approves corporate goals
Gian Fulgoni               and objectives relating to the
                           compensation of the Company's CEO
                           * Recommends, subject to Board
                           approval,  salaries and other
                           compensation matters for executive and
                           other senior officers
                           * Approves annual incentive plans for
                           the Company's officers and employees,
                           grants stock options to directors,
                           officers and employees and supervises
                           administration of employee benefit
                           plans
                           * Oversees, in consultation with
                           management, regulatory compliance with
                           respect to compensation matters
                           * Reviews and approves any severance
                           or similar termination payment
                           proposed to be made to any Company
                           executive or senior officer
                           * Recommends, subject to the approval
                           of the Board of Directors,
                           compensation for directors
                           * Conducts an annual performance
                           evaluation of the Committee and
                           prepares and issues all required
                           evaluations and reports
                           * The Compensation Committee Charter
                           is attached hereto as Appendix C.

Corporate Governance and   * Recommends the slate of director
Nominating                 nominees for election to Board of
Number of Meetings         Directors
during FY 2004: 1          * Identifies and recommends candidates
Members:                   to fill vacancies occurring between
                           annual shareholders meetings
Frank J. Formica*          * Develops and recommends to the Board
Gian Fulgoni               of Directors corporate
Robert C. Schweitzer       governance principles
Ronald J. Korn             * Leads annual review of performance
                           of Board of Directors
                           * The Corporate Governance and
                           Nominating Committee Charter is
                           attached hereto as Appendix D.

* Chairperson

                    REPORT OF AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

       The Securities and Exchange Commission rules require us to include in this proxy statement a report from the Audit Committee of our Board of Directors. The following report concerns the Audit Committee's activities regarding oversight of our financial reporting and auditing process.

        The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the Nasdaq National Market and under Securities Exchange Act Rule 10A-3(b)(1), and it operates under a written charter adopted by the Company's Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

       As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Goldstein Golub Kessler LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent auditor on the basis of the information it receives, discussions with management and the independent auditor and the experience of the Audit Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's independent auditor, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditor. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees internal compliance programs.

        The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and the independent auditor, management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

       Goldstein Golub Kessler LLP, the independent auditor, also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with Goldstein Golub Kessler LLP the firm's independence.

        Following the Audit Committee's discussions with management and Goldstein Golub Kessler LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the fiscal year ended March 31, 2004.

                                   Audit Committee

                                   RONALD J. KORN, Chairman
                                   ROBERT C. SCHWEITZER
                                   GIAN FULGONI

             PRINCIPAL ACCOUNTANT FEES AND SERVICES

       The following table sets forth the fees billed to us by Goldstein Golub Kessler LLP, our independent auditor, as of and for the fiscal years ended March 31, 2004 and 2003:

                             For the Year Ended
                                  March 31,
                           2004              2003
                         --------          ---------
   Audit fees            $ 70,500          $  64,442
   Audit-related fees         -                 -
   Tax fees                   -                 -
   All other fees             -                 -
                         --------          ---------
                         $ 70,500          $  64,442
                         ========          =========


       Audit fees billed by Goldstein Golub Kessler LLP related to the audit of our annual consolidated financial statements for the fiscal years ended March 31, 2004 and 2003; the review of our Annual Report on Form 10-K; the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2003 and 2002; attest services; provisions of comfort letters; and the provision of consents.

       Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services Inc. from which it leases auditing staff who are full-time, permanent employees of American Express Tax and Business Services Inc. and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed was provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Other services, which do not include financial information system design and implementation fees, have been provided by American Express Tax and Business Services Inc.

Pre-Approval Policy for Services of Independent Auditor

   The Audit Committee shall:

   * Have the responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent auditors.

   * Select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee also has the responsibility to approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The following sets forth what the Committee shall do in order to fulfill its responsibilities and duties with respect to the independent auditors: be directly responsible for the appointment, compensation approval and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

   * Have the sole authority to review in advance, and grant any appropriate pre-approvals of: (i) all auditing services to be provided by the independent auditors, (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

   * Review the performance of the Company's independent auditors on at least an annual basis.

   * On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The
        Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

   * At least annually, obtain and review an annual report from the independent auditors describing: (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

   * Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company's independent auditors, has not performed audit services for the Company for each of the five previous fiscal years.

   * Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

   * Review, based upon the recommendation of the independent auditors and management, the scope and plan of the work to be done by the independent auditors for each fiscal year.

        Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Goldstein Golub Kessler LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

  BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth information regarding beneficial ownership of our Common Stock as of June 22, 2004, by each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding Common Stock, by each of our executive officers and directors, and by all executive officers and directors as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire our Common Stock that are exercisable currently or become exercisable within 60 days. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on information furnished by these owners, have sole investment and voting power with respect to these shares, except as otherwise provided by community property laws where applicable. Unless otherwise indicated below, the address for each person is 1441 S.W. 29th Avenue, Pompano Beach, FL 33069.

                                           Aggregate
                                           Number of
                                            Shares          Percent of
                                         Beneficially         Shares
Name and Address of Beneficial Owner        Owned           Outstanding
------------------------------------     ------------       -----------

Tricon Holdings, LLC                        6,927,500 (1)      31.4%
Guven Kivilcim                              1,715,900 (2)       7.6%
Marc Puleo, M.D.                            1,323,286 (3)       5.7%
Wellington Management Company, LLP          1,032,500 (4)       4.7%
Menderes Akdag                                691,201 (5)       3.1%
Bruce Rosenbloom                               56,100 (6)        *
Robert C. Schweitzer                           12,000 (7)        *
Gian Fulgoni                                   10,000 (8)        *
Ronald J. Korn                                  7,900 (9)        *
Frank Formica                                    -    (10)       -
All executive officers and directors as
a group (seven persons)                     2,100,487 (11)      9.0%

-----------

*    Less than 1% of the issued and outstanding shares.

(1) Emel Yesil is the sole manager of Tricon Holdings, LLC ("Tricon"). Creslin Limited ("Creslin") is the sole member (shareholder) of Tricon. Mr. Robert G. Guest is the officer, and Mr. Guest and Christopher J. Pitaluga are the directors of Creslin. Creslin Limited Trust owns 99% of Creslin. Abacus Trustees (Gibraltar) Limited is the trustee and Mustafa Yesil is the beneficiary of the Creslin Limited Trust. Emel Yesil is the daughter of Mustafa Yesil. The address for Tricon is 1020 N.W. 163rd Drive, Miami, FL 33169.
(2) As reflected on the Schedule 13G, which was filed with the Securities and Exchange Commission on June 4, 2004. Mr. Kivilcim's holdings include 400,000 shares of our Common Stock issuable upon the exercise of warrants at $.33 per share, until November 2005. The address for Mr. Kivilcim is 1020 N.W. 163rd Drive, Miami, FL 33169.
(3)  Dr. Puleo's holdings include 363,286 shares of our Common
     Stock held by Marpul Trust, a trust established by Dr. Puleo under an agreement dated September 3, 1999 and of which he is the beneficiary. Southpac Trust International, Inc. is a trustee of Marpul Trust. Dr. Puleo's holdings also include vested options held by him to purchase 600,000 shares of Common Stock at $1.25 per share until May 2008, 200,000 shares of Common Stock at $.35 per share until March 2006, 80,000 shares of Common Stock at $1.05 per share until May 2006, and 80,000 shares of Common Stock at $1.05 per share until May 2007, but exclude options to purchase an additional 80,000 shares of Common Stock at $1.05, which have not yet vested.
(4) As reflected on the Schedule 13G, which was filed with the Securities and Exchange Commission on February 13, 2004.
     The address for Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.
(5) Mr. Akdag's holdings include vested options to purchase 187,500 shares of our Common Stock at $.32 per share until March
     2007, but exclude options to purchase an additional 250,000 shares of our Common Stock at $10.64 per share, which have not yet vested.
(6) Mr. Rosenbloom's holdings include options to purchase 6,667 shares of our Common Stock at $1.65 per share until May 2005, 16,667 shares of our Common Stock at $1.65 per share until May 2006, 16,667 shares of our Common Stock at $1.65 per share until May 2007 and 5,000 shares of our Common Stock at $3.45 until June 2007, but exclude options to purchase an additional 8,334 shares of our Common Stock at $.86 per share, 10,000 shares of our Common Stock at $3.45 per share and 18,000 of our Common Stock at $8.90, which have not yet vested.
(7) Mr. Schweitzer's holdings exclude options to purchase an additional 20,000 shares of our Common Stock at $1.90 per share and 20,000 shares of our Common Stock at $8.90, which have not yet vested.
(8) Mr. Fulgoni's holdings include options to purchase 10,000 shares of our Common Stock at $1.90 per share until November 2006, but exclude options to purchase an additional 20,000 shares of our Common Stock at $1.90 per share and 20,000 shares of our Common Stock at $8.90, which have not yet vested.
(9) Mr. Korn's holdings exclude options to purchase an additional 20,000 shares of our Common Stock at $1.90 per share and 20,000 shares of our Common Stock at $8.90, which have not yet vested.
(10) Mr. Formica's holdings exclude options to purchase 30,000 shares of our common stock at $7.90 per share and 10,000 shares of our Common Stock at $8.90, which have not yet vested.
(11) Incorporates (1) through (10) above.


Section 16(a) Beneficial Ownership Reporting Compliance

      We became a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act") in March 2000. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Exchange Act through the fiscal year ended March 31, 2004, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2004, except for Menderes Akdag, the Company's Chief Executive Officer, who failed to file a Form 4 upon the grant of 250,000 stock options to purchase the Company's Common Stock in March 2004. The delinquent report was subsequently filed.

                REPORT OF COMPENSATION COMMITTEE

      The following Report of the Compensation Committee of our Board of Directors and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report or the performance graphs by reference therein.

      The primary purposes of our Compensation Committee of our Board of Directors, a committee which is comprised solely of independent directors, are to oversee the administration of the Company's compensation programs, review the compensation of executive officers and directors, prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission and generally to provide assistance to the Board of Directors on compensation matters.

      During FY 2004, we amended the employment agreement of our Chief Executive Officer, Menderes Akdag, which is described further below.

Components of Executive Compensation

      The basic components of executive compensation are:

      *   Annual Cash Compensation, specifically, base salary;
          and
      * Long-Term Incentive Compensation, specifically, stock options.

Annual Cash Compensation - Base Salary

  The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives' salary increases do not follow a preset schedule or formula; however, the following will be considered when determining appropriate salary levels and increases: the individual's current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance.

  We exercise discretion in making salary decisions taking into account, among other things, each individual's performance and the Company's overall performance. With regard to individual performance of executive officers other than the Chief Executive Officer, we rely to a large extent on the Chief Executive
Officer's evaluations of each individual executive officer's performance.

Long-Term Incentive Compensation - Stock Options

   Long-term incentives comprise the largest portion of the total compensation package for executives. The form of long-term incentives used for executives is stock options. Grant levels will be determined for each executive based on individual performance and potential, history of past grants, time in current job and level of, or significant changes in, responsibility. The purpose of stock options is to provide equity compensation whose value is directly related to the creation of share-owner value. Stock options provide executives a vehicle to increase equity ownership and share in the appreciation of the value of Company stock.

                                   Compensation Committee

                                   ROBERT C. SCHWEITZER, Chairman
                                   RONALD J. KORN
                                   GIAN FULGONI

                     EXECUTIVE COMPENSATION

  The following table sets forth the annual and long-term compensation paid by the Company for services performed on our behalf for the last three completed fiscal years ended March 31, 2004, 2003, and 2002, with respect to our Chief Executive Officer and other officers serving as such who earned compensation greater than $100,000 in these fiscal years:

                   Summary Compensation Table

                                      Annual Compensation        Long-Term Compensation
                                      -------------------        ----------------------

                                                                    Awards      Payouts
                                                      Other       Securities
Name and                                              Annual      Underlying     LTIP         All Other
Principal Position     Year       Salary    Bonus  Compensation  Options/SARs   Payouts($)   Compensation
                                                                     (#)
------------------     -----   ----------   -----  ------------  ------------   ----------   ------------
Menderes Akdag          2004   $  201,731   $  -        -          250,000         -              -
    Chief Executive     2003      200,000      -        -             -            -              -
     Officer            2002      176,923      -        -             -            -              -

Marc Puleo, M.D.        2004      146,154      -        -             -            -              -
    Chairman of Board   2003      100,000    50,000     -          240,000         -              -
     and President      2002       88,462      -        -             -            -              -

Bruce Rosenbloom        2004      106,461     1,600     -           15,000         -              -
    Chief Financial     2003      100,000       500     -             -            -              -
     Officer            2002       77,962      -        -           75,000         -              -


  The following table sets forth certain information for the fiscal year ended March 31, 2004, with respect to options granted to individuals named in the Summary Compensation Table above.

       Option Grants for Fiscal Year Ended March 31, 2004
                        Individual Grants


                                                                            Potential Realizable Value at Assumed
                                                                            Annual Rates of Stock Price Appreciation
                     Number of        % of Total
                     Securities         Options    Exercise
                     Underlying       Granted to     Price     Expiration
Name                 Options (#)       Employees   ($/Share)      Date      0% ($)     5% ($)      10% ($)
----                 -----------      ----------   ---------   ----------   ------  -----------   -----------

Menderes Akdag           250,000 (1)      55%       $10.64      3/16/2008     -     $ 3,233,247   $ 3,894,506


Bruce Rosenbloom          15,000 (2)       3%         3.45      6/13/2007     -         62,902         75,767

Marc Puleo, M.D.            -    (3)       -            -          -          -           -              -


(1) The Company granted Mr. Akdag options to purchase 250,000 shares of its Common Stock on March 16, 2004, under the Company's 1998 Stock Option Plan at an exercise price of $10.64 per share which vest at the rate of 83,333 options on each of March 16, 2005 and 2006, and 83,334 options on March 16, 2007.
(2)  The Company granted Mr. Rosenbloom options to purchase
     15,000 shares of its Common Stock on June 13, 2003, under the Company's 1998 Stock Option Plan at an exercise price of $3.45 per share which vest at the rate of 5,000 options on each of June 13, 2004, 2005, and 2006.
(3)  No options were issued during fiscal 2004.

        The following table sets forth certain information with respect to the number of shares covered by both exercisable and unexercisable stock options held by the individuals named in the Summary Compensation Table as of March 31, 2004. Also reported are the values for "in-the-money" stock options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock as of March 31, 2004 ($ per share).


  Aggregate Option Exercises And Fiscal Year-End Option Values

                                                  Number of Securities              Value of Unexercised
                                                 Underlying Unexercised             In-the-Money Options
                                              Options at Fiscal Year End (#)      at Fiscal Year End ($)(1)
                  Shares                      -------------------------------   -----------------------------
                 Acquired on       Value
Name             Exercise (#)   Realized ($)  Exercisable       Unexercisable   Exercisable     Unexercisable
----             ------------   ------------  -----------       -------------   -----------     -------------
Menderes Akdag      187,500     $  1,336,875      187,500             250,000   $ 2,002,500     $      90,000
Marc Puleo, M.D.    600,000        1,020,000      960,000              80,000     9,572,000           796,000
Bruce Rosenbloom     16,666          128,159       33,334              40,000       311,673           353,584

(1)  Represents  the  difference  between  the  closing  price
     ($11.00) of the Company's Common Stock on March 31, 2004, the last trading day of the Company's 2004 fiscal year, and the exercise price of the options.

Employment Agreement with Marc Puleo, M.D., President

      On May 1, 2000, the Company entered into a two-year employment agreement with Marc Puleo, M.D., as Chief Executive Officer, which provided for annual cash compensation to him of $150,000. On November 8, 2000, Dr. Puleo's employment agreement dated May 1, 2000 was amended to reflect a salary of $75,000 annually. Under the terms of the employment agreement Dr. Puleo received an annual salary of $75,000, subject to increase no less frequent than an annual review by our Board of Directors. Dr. Puleo's salary was increased to $100,000 in fiscal year 2002, and then increased to $150,000 in May 2003. The agreement can be terminated upon the mutual consent of the parties, or upon 90 days notice by the Company, in which case the Company would continue to compensate him under the terms of his employment agreement, or his contract will renew annually.

Employment Agreement with Menderes Akdag, Chief Executive Officer

      On March 16, 2001, the Company had entered into an employment agreement with its current Chief Executive Officer, Menderes Akdag. Under the terms of this three-year agreement the Company paid Mr. Akdag an annual salary of $150,000 for the first six months of the agreement, and thereafter his annual salary was to be increased to $200,000. The Company also granted Mr. Akdag options to purchase 750,000 shares of its common stock under the Company's 1998 Stock Option Plan at an exercise price of $.32 per share, which vested at the rate of 187,500 options on each of March 16, 2001, 2002, 2003 and 2004.

      The agreement provided the following: the Company can terminate the employment of Mr. Akdag either upon mutual consent or for cause. If the Company should terminate Mr. Akdag for cause, or if Mr. Akdag should terminate the agreement without "good reason" as described in the employment agreement, no severance benefits would be paid. If the Company should terminate Mr. Akdag without cause, the Company would be required to give Mr. Akdag three months notice and continue to compensate him under the terms of this employment agreement during those three months. At the end of the three-month period, the Company would have to pay Mr. Akdag severance benefits equal to his annual base salary, and any previously granted but unvested options would immediately vest. If the Company should terminate Mr. Akdag for cause, as defined in the employment agreement, no severance benefits would be paid. The agreement can be terminated upon the mutual consent of the parties, or upon 90 days notice by the Company during which time the Company would continue to compensate him under the terms of his employment agreement.

      On March 16, 2004, the Company amended Mr. Akdag's existing employment agreement. The amendments are as follows: the term of the agreement will be for three years, commencing on March 16, 2004; Mr. Akdag's salary will be increased to $250,000 per year throughout the term of the agreement, and Mr. Akdag shall be granted 250,000 incentive stock options under the Company's 1998 Stock Option Plan at an exercise price of $10.64 per share, which vest at the rate of 83,333 options on each of March 16, 2005 and 2006, and 83,334 options on March 16, 2007. All other terms of Mr. Akdag's original employment agreement remain in effect.

Directors' Compensation

      Each member of our Board of Directors who is not employed by us receives an annual retainer of $10,000 per year, paid quarterly. Additionally, upon election to the Board of Directors, each director not employed by us was granted 30,000 stock options, under our 1998 Stock Option Plan, to purchase our Common Stock, at an exercise price equal to the fair market value of the stock at the time of granting, with the options vesting equally over a three-year period. From time to time at the discretion of the Board, additional options may be issued in the future. We also pay the reasonable travel and accommodation expenses of directors in connection with their participation in meetings of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended March 31, 2004, Robert C. Schweitzer, Ronald J. Korn and Gian Fulgoni served on the Compensation Committee. All members of the Compensation Committee are independent. Accordingly, insiders do not participate in compensation decisions.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Our Board's policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party. Our Board, by a vote of the disinterested directors, must approve all related party transactions, recommended by the Audit Committee. The following is a summary of agreements and transactions with parties related to our directors, former directors, or us. Based on our experience, we believe that each of the transactions described below complied with our Board's policy at the time the transaction was effected.

  Guven Kivilcim, a former member of Tricon Holdings, LLC and a former member of the Company's Board of Directors, has an interest in Intelligent Switching & Software LLC and Numind Software Systems, Inc., which the Company conducted business with during the fiscal year ended March 31, 2003. Intelligent Switching & Software LLC provided the Company with long distance telecommunication services and Numind Software Systems, Inc. provided the Company with Internet and website design and hosting services. The Company paid $0 and $154,000 to Intelligent Switching & Software LLC and $0 and $45,000 to Numind Software Systems, Inc., for services during the fiscal years ended March 31, 2004 and 2003, respectively. The Company owed $0 and $5,000 to Intelligent Switching & Software LLC, and $0 and $14,000 to Numind Software Systems, Inc., which were included in the Company's accounts payable balance as of March 31, 2004 and 2003. As of May 28, 2003 the Company no longer conducted business with these companies.

                        PERFORMANCE GRAPH

  Set forth below is a graph comparing the cumulative performance of our Common Stock with the Standard & Poor's
Composite-500 Stock Index (the "S&P 500") and the Nasdaq Composite (the "NASDAQ") from March 31, 1999 to March 31, 2004. The graph assumes that $100 was invested on March 31, 1999 in each of our Common Stock, the S&P 500 and the NASDAQ and that all dividends were reinvested.


                         [LINE GRAPH]

        Value of $100 Investment Made March 31, 1999

                         3/31/1999    3/31/2000    3/31/2001   3/31/2002   3/31/2003   3/31/2004
                         ---------    ---------    ---------   ---------   ---------   ---------
Nasdaq Composite          100.00        185.78        74.76       74.97      54.49        81.02
S&P 500                   100.00        116.50        90.20       89.20      65.94        87.55
PetMed Express, Inc.      100.00         46.90        15.30       13.05      38.50       179.45

                          OTHER MATTERS

       Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the Board of Directors at the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

                              By Order of the Board of Directors,


                              MENDERES AKDAG
                              Chief Executive Officer and Director

Pompano Beach, Florida
June 30, 2004

                                                       APPENDIX A

                       PETMED EXPRESS INC.
          CORPORATE CODE OF BUSINESS CONDUCT AND ETHICS

This Code of Ethics (the "Code") has been adopted by the Board of Directors (the "Board") of PetMed Express, Inc. (the "Company"), and the Code applies to all Company directors, officers and employees.

PURPOSE:

The purpose of the Code is to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company and in the Company's public communications;
(3) Compliance with applicable governmental laws and regulations;
(4) The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
(5)  Accountability for adherence to the Code.

In general, the principles that govern honest and ethical conduct, including the avoidance of conflicts of interest between personal and professional relationships, reflect, at the minimum:
(1) the duty in performing any responsibilities to place the interests of the Company ahead of personal interests; (2) the fundamental standard that no director, officer or employee take inappropriate advantage of their positions; (3) the duty to assure that the reports required to be filed by the Company and in the Company's public communications are prepared honestly and accurately in accordance with applicable rules and regulations;
(4) the obligation to respect the confidentiality of information acquired in the course one's work except when authorized or otherwise legally obligated to disclose and to ensure that such confidential information not be used for personal advantage; and
(5) the duties performed by all directors, officers and employees are conducted in an honest and ethical manner.

ADMINISTRATION OF THE CODE

The Code shall be administered as follows:

(1) Responsibility for Administration

The Code shall be interpreted and administered by the Company's Audit Committee (the "Committee.") In discharging its responsibilities, the Committee may engage such agents and advisors as it shall deem necessary or desirable, including but not limited to, attorneys and accountants.

(2) Scope of Code

The Committee shall periodically, in light of the experience of the Company, review the Code. As it deems necessary, the Committee shall make recommendation to the Board to ensure that
(a) the Code conforms to applicable law; (b) the Code meets or exceeds industry standards, and (c) any weaknesses in the Code or any other policy of the Company revealed through monitoring, auditing and reporting systems are eliminated or corrected.

(3)  Waiver or Amendment of the Code

The Committee may grant a specific, limited waiver of any provision of the Code if the Committee determines, based on information that the Committee deems credible and persuasive, that such a limited waiver is appropriate in the specific circumstances (and each fact situation will be a separate case). In determining whether to waive any of the provisions of the Code, the Committee will consider whether the proposed waiver (a) is prohibited by the Code; (b) is consistent with honest and ethical conduct; and (c) will result in a conflict of interest between the requestor's personal and professional obligations to the Company. If the Committee waives any provision of the Code, then the Company shall make an immediate disclosure of such waiver in accordance with applicable law. The Code may be amended only by the Board.

(4)  Reporting of Violations

Any suspected violation of the Code shall be promptly reported to the Committee, and failure to report knowledge of a violation may result in disciplinary action against those who fail to report.

Persons reporting suspected violations of the Code shall be as specific as possible and if possible, shall identify themselves in order to facilitate investigation of potential violations.
Reporting  of  such  violations  may  be  done  anonymously,  but anonymous reports will be investigated only if enough facts are available to justify proceeding and to allow a thorough investigation. To the extent practicable and subject to applicable laws, rules, regulations or legal proceedings, the identity of the person reporting a suspected violation will be kept confidential. The identity of persons against whom allegations of violations are brought will be kept confidential unless or until it has been determined that a violation has occurred.

It shall be a violation of the Code to intimidate or impose any form of retribution on any person who in good faith reports suspected violations of the Code (except that appropriate action may be taken against such person if such person is one of the wrongdoers).

(5)  Investigation of Violations

If the Committee receives information regarding an alleged violation of the Code, the Committee shall: (a) evaluate such information as to gravity and credibility; (b) initiate an informal inquiry or a formal investigation with respect thereto;
(c) if appropriate, prepare a report of the results of such inquiry or investigation, including recommendations as to the disposition of such matter; (d) if appropriate, make the results of such inquiry or investigation available to the public (including disciplinary action); and (e) if appropriate, recommend changes to the Code that the Committee deems necessary or desirable to prevent similar violations of the Code.

(6)  Disciplinary Measures

The Committee shall enforce the Code through appropriate disciplinary actions. The Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any person who has violated the Code. The disciplinary measures, which may be invoked at the discretion of the Committee, and with approval of the Board of Directors, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension (with or without pay), demotions, deductions in salary, termination of employment, and restitution.

In determining the appropriate sanction in a particular case, the Committee shall consider all relevant information, including, but not limited to: (a) the nature and severity of the violation; (b) whether the violation was a single occurrence or repeated occurrences; (c) whether the violation appears to have been intentional or inadvertent; (d) whether the person(s) involved had been advised prior to the violation as to the proper course of action; and (e) whether or not the person in question had committed other violations in the past.

The jurisdiction of the Committee shall include, in addition to the person(s) who violated the Code, any other person involved in the wrongdoing including but not limited to: (a) persons who fail to use reasonable care to detect a violation; (b) persons who were requested to divulge information about a suspected violation of the Code, but who withheld material information regarding a suspected violation; and (c) supervisors who approved or condoned the violations or attempt to retaliate against any persons for reporting violations or violators.

(7)  Record Retention and Confidentiality

All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly to the extent permitted by applicable laws, rules and regulations or legal proceedings. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the Board of Directors and its counsel.

(8)  Other Policies and Procedures

The Code shall be the sole code of ethics adopted by the Company for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to public companies thereunder. While other policies or procedures of the Company may govern the behavior or activities of the persons who are subject to the Code, they are superseded by the Code to the extent that they overlap or conflict.

                                                       APPENDIX B

                      PETMED EXPRESS, INC.
                     AUDIT COMMITTEE CHARTER
I. Purpose

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others; (iv) the Company's compliance with legal and regulatory requirements; and
(v) the performance of the Company's independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

II. Organization

The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934 and the National Nasdaq Market.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors on the recommendation of the Board of Directors; members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Meetings

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of Management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with Management and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

IV. Responsibilities and Duties

In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

  With respect to the independent auditors:
  -----------------------------------------
  1. Be directly responsible for the appointment, compensation approval and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.
  2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and
     (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

  3. Review the performance of the Company's independent auditors on at least an annual basis.
  4. On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.
  5. At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.
  6. Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.
  7. Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.
  8. Review, based upon the recommendation of the independent auditors and management, the scope and plan of the work to be done by the independent auditors for each fiscal year.

  With respect to financial statements:
  ------------------------------------
  9. Review and discuss with Management and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to stockholders, any governmental body, any stock exchange or the public.
 10. Review and discuss: (i) with Management and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").
 11. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.
 12. Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.
 13. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

 Periodic and Annual Reviews:
 ---------------------------
 14. Periodically review separately with each of Management and independent auditors (i) any significant disagreement between Management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management's response to each.
 15. Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.
 16. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or Management. Review with the independent auditors and Management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.
 17. Review with Management, the independent auditors, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.
 18. Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

 Discussions with Management:
 ---------------------------
 19. Review and discuss with Management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.
 20. Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.
 21. Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.
 22. Review and discuss with Management (i) the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.
 23. Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.
 24. Obtain explanations from Management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

 With respect to the internal audit function and internal controls:
 -----------------------------------------------------------------
 25. In consultation with the independent auditors and management, (a) review the adequacy of the Company's internal control structure and systems, and (b) the procedures designed to insure compliance with laws and regulations.
 26. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and
      (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  Other:
  -----
  27. Review and approve all related-party transactions.
  28. Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.
  29. Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.
  30. Review any Management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.
  31. Review with Management and the independent auditors the sufficiency and quality of other financial and accounting personnel of the Company.
  32. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.
  33. The Committee shall conduct an annual performance evaluation on the Committee's effectiveness.
  34. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

V. Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall approve the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

                                                       APPENDIX C

                      PETMED EXPRESS, INC.
                 COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The primary purposes of the Committee are to oversee the administration of the Company's compensation programs, review the compensation of executive officers and directors, prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission and generally to provide assistance to the Board of Directors on compensation matters.

II. ORGANIZATION

A. The Compensation Committee will be comprised of at least three members, consisting solely of independent directors. A director is "independent" if he or she meets the requirements for independence set forth in the rules of the Nasdaq National Market.

B. The members of the Committee will be appointed by the Board of Directors. A member will serve until either: (i) his or her successor is appointed; (ii) until his or her resignation from the Compensation Committee; (iii) until his or her position on the Compensation Committee is eliminated due to a reduction in the size of the Compensation Committee; (iv) until he or she is removed from the Compensation Committee; (v) until his or her death; or (vi) until his or her service on the Board of Directors terminates. The chairperson of the Compensation Committee will be the member of the Compensation Committee appointed to serve in such capacity by the Board of Directors from time to time.

III. MEETINGS AND REPORTS

The Compensation Committee will meet as frequently as the Compensation Committee deems necessary, but the Compensation Committee will meet at least one time each year. The Committee shall report its activities to the Board of Directors on a regular basis, generally at the next succeeding meeting of the Board of Directors following a meeting of the Committee.

IV. SPECIFIC RESPONSIBILITIES AND AUTHORITY

To carry out its purposes, the Committee shall have the following duties and responsibilities, in addition to any similar matters which may be referred to the Committee from time to time by the Board of Directors or which the Committee raises on its own initiative that will further its purposes:

  * In consultation with senior management, establish the Company's general compensation philosophy, and oversee the development and implementation of compensation programs.

  * Review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer ("CEO"), evaluate the performance of the CEO in light of those goals and objectives, and have the sole authority to determine the CEO's compensation level based on this evaluation. In determining the long term incentive component of the CEO's compensation, the Committee will consider, among other factors, the Company's performance and relative shareholder return, the value of similar incentive awards to CEO's at comparable companies, and the awards granted to the CEO in other years.

  * Recommend, subject to the approval of the Board of Directors, compensation and benefits for the executive officers and other senior officers of the Company, as designated by the Board of Directors.

  * Approve annual incentive plans and merit plans for the officers and employees of the Company.

  * Supervise the administration of all current employee benefit plans and any other benefit plans which may from time-to-time be created.

  * Grant stock options and other awards of the Company's stock to directors, officers and employees of the Company pursuant to the Company's stock incentive plans as approved by the Company's shareholders and as may from time-to-time be amended.

  * In consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve the tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of 162 (m) of the Internal Revenue Code.

  * Review and approve any severance or similar termination payment proposed to be made to any executive officer or other senior officer of the Company.

  * Recommend, subject to the approval of the Board of Directors, compensation for the directors.

  *  Conduct an annual performance evaluation of the Committee.

  *  Prepare and issue required evaluations and reports.

  * Any other duties or responsibilities expressly delegated to the Committee by the Board of Directors from time-to-time.

V. DELEGATION; USE OF ADVISORS

The Compensation Committee may delegate authority with respect to such of its functions to such officers of the Company or to a subcommittee as it may deem appropriate from time to time, to the extent permitted by law and the applicable rules of the Securities and Exchange Commission, NASDAQ Stock Market and Internal Revenue Code. In the course of fulfilling its duties, the Compensation Committee has the authority to retain its own independent advisors in its sole discretion, including sole authority to approve the fees and other retention terms of any advisor and to terminate such advisor. The Committee shall keep the Board of Directors advised as to the general range of anticipated expenses for outside consultants and experts.

                                                       APPENDIX D

                      PETMED EXPRESS, INC.
                    CORPORATE GOVERNANCE AND
                  NOMINATING COMMITTEE CHARTER

I. PURPOSE

The Corporate Governance and Nominating Committee ("Committee") is established by the Company's Board of Directors ("Board"): (1) to recommend to the Board the slate of director nominees for election to the Board; (2) to identify and recommend candidates to fill vacancies on the Board occurring between annual shareholder meetings; (3) to recommend to the Board, Director nominees for each committee; (4) to develop and recommend to the Board a set of corporate governance principles and a Corporate Code of Business Conduct and Ethics; and (5) to lead the Board in its annual review of the Board's performance.

II. ORGANIZATION

The Committee shall consist of no fewer than three members. Each member of the Committee shall meet the independence requirements of the Nasdaq National Market and the Company's corporate governance principles.

The members of the Committee shall be appointed and removed by the Board. A majority of the members shall constitute a quorum.
The Board shall designate one member of the Committee to serve as the Committee's Chairman.

III. MEETINGS AND REPORTS

The Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings may be convened as the Committee deems necessary or appropriate.

Members of the Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairperson of the Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

The affirmative vote of a majority of the members of the Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law, regulation or Nasdaq listing rule, any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Committee.

The Committee shall make regular reports to the Board.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

1. The Committee shall seek individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by shareholders or others, and conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Committee shall determine each proposed nominee's qualifications for service on the Board. The assessment will include a review of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, and such other factors as the Committee concludes are pertinent in light of the current needs of the Board. Each nominee should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to the Company. Diversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership.

2. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee shall keep the Board advised as to the general range of anticipated expenses for outside consultants and experts.

3. The Committee shall evaluate the performance of each director before recommending to the Board his or her re-nomination for an additional term as director.

4. The Committee shall consider issues involving related party transactions with directors and similar issues. The Committee shall have the authority to consider for approval any related party transactions and recommend for approval of such transactions to the Board.

5. The Committee shall periodically review and reassess the adequacy of the Corporate Code of Business Conduct and Ethics and recommend any proposed changes to the Board for approval.

6. During the year, the Committee shall receive input on the Board's performance from directors and, through its Chairman, will discuss the input with the full Board and oversee the full
Board's review of its performance.

7. The Committee may form and delegate authority to subcommittees when appropriate.

8. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

9. The Committee shall annually review its own performance.

                        FOLD AND DETACH HERE
------------------------------------------------------------------------

                         PETMED EXPRESS, INC.
        Proxy Solicited on Behalf of the Board of Directors of
                         PetMed Express, Inc.

The undersigned hereby appoints Bruce S. Rosenbloom and Alison Berges, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote the undersigned's shares of
PetMed Express, Inc. Common Stock at the Annual Meeting of Stockholders of PetMed Express, Inc. to be held on Friday, August 6, 2004, at 1:00 p.m., at the Company's principal place of business and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed as below and on the reverse hereof by the Stockholder.

If no direction is made, this proxy will be voted FOR all nominees listed and FOR item 2.

                                     Please Vote, Sign, Date and Return
                                     Promptly in the
Enclosed Envelope.
Votes must be indicated
(x) in Black or Blue Ink.       [X]   The Board of Directors recommends
                                      a vote "FOR" each item.

1. To elect six (6) members to the Board of Directors:
FOR all nominees           WITHHOLD AUTHORITY to        *EXCEPTIONS
Listed below    [ ]        vote for all nominees  [ ]               [ ]
                           listed below

Nominees:  Menderes Akdag, Frank J. Formica, Gian Fulgoni, Ronald Korn,
           Marc A. Puleo, M.D., and Robert C. Schweitzer

Instructions: To withhold authority     To cumulate votes as to a particular
to vote for any individual nominee,     nominee(s) as explained in the Proxy
mark the "*Exceptions" box and write    Statement, indicate the name(s) and
that nominee's name in the space        the number of votes to be give to
provided below.                         such nominee(s) in the "**Cumulate"
                                        box provided below.

------------------------------------    ------------------------------------
[*Exceptions                       ]    [**Cumulate                        ]
[                                  ]    [                                  ]
[                                  ]    [                                  ]
------------------------------------    ------------------------------------

(Continued and to be dated and signed on the reverse side)

                                                     PetMed Express, Inc.
                                                     1441 SW 29th Avenue
                                                     Pompano Beach, FL 33069

                            FOLD AND DETACH HERE
------------------------------------------------------------------------

2.  To ratify the appointment of    [ ] FOR    [ ] AGAINST   [ ] ABSTAIN
    Goldstein Golub Kessler LLP
    as independent auditors.

                                          To include any comments,
                                          please mark this box.      [ ]

                                          To change your address,
                                          please mark this box.      [ ]



                               Dated:_____________________________, 2004

                               _________________________________________
                                        Stockholder sign here

                               _________________________________________
                                    Co-Owner sign here (if applicable)

                               The signature on this Proxy should
                               correspond exactly with stockholder's name as it appears herein. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.